UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 29, 2007



                                  MEDICOR LTD.
             -------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                   Delaware
              ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



            000-50442                                      14-1871462
-----------------------------------          -----------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)



          4560 South Decatur Boulevard, Suite 300, Las Vegas, NV 89103
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                    (Address of Principal Executive Offices)


                                  702.932.4560
                      -----------------------------------
                         (Registrant's Telephone Number)


                                 Not Applicable
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03.   Bankruptcy or Receivership
             --------------------------

On June 29, 2007, Medicor Ltd. (the "Company"), together with seven (7) of its subsidiaries identified below (the "Filing Subsidiaries"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Company intends to engage in an orderly sale of its businesses and assets through the chapter 11 bankruptcy proceedings. The Company does not expect that shareholders will receive any distributions on account of their equity interests.

The Filing Subsidiaries are: International Integrated Incorporated, International Integrated USA Inc, Medicor Aesthetics, Medicor Development Company, Medicor Management Inc., III Acquisition Corporation and Intellectual Property International Inc.


ITEM 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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          On April 10, 2007,  James  McGhan and  Theodore  Maloney  each advised the Company that they were resigning as officers and directors of the Company.

          On June 29, 2007, Robert Forbuss and Ikram Khan each advised the Company that they were resigning as directors of the Company.


                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MEDICOR LTD.


Date: July 3, 2007                         By:/s/ Dennis Stogsdill
      --------------------                    ----------------------------------
                                                  Dennis Stogsdill
                                                  Chief Restructuring Officer